RIVERNORTH FUNDS

RiverNorth/DoubleLine Strategic Income Fund

(Class I Ticker Symbol: RNSIX)

(Class R Ticker Symbol: RNDLX)

SUPPLEMENT TO PROSPECTUSES DATED FEBRUARY 1, 2012

Effective after March 30, 2012, the RiverNorth/DoubleLine Strategic Income Fund (the "Fund") is closed to new investors.  Unless you fit into one of the investor categories described below, you may not invest in the Fund.

You may purchase Fund shares through your existing Fund account and reinvest dividends and capital gains in the Fund if you are:

•

A current Fund shareholder as of March 30, 2012;

•

An investor who has previously entered into a letter of intent with the Fund or RiverNorth Capital Management, LLC prior to March 30, 2012;

•

A participant in a qualified defined contribution retirement plan that offers the Fund as an investment option as of March 30, 2012;

•

A wrap fee program or financial advisory firm charging asset-based fees with existing accounts as of March 30, 2012 purchasing shares on behalf of new and existing clients; or

•

A client who maintains a managed account with RiverNorth Capital Management, LLC

Except as otherwise noted, these restrictions apply to investments made directly with the RiverNorth/DoubleLine Strategic Income Fund through its Transfer Agent and investments made through financial institutions and/or intermediaries.  Once an account is closed, additional investments will not be accepted unless you are one of the investors listed above.  Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted.  Management reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund, (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund, and (iii) close and re-open the Fund to new or existing shareholders at any time.

In addition, it should be noted on page 8 of the current prospectus, that because of different class level expenses, the returns for the Class R shares are lower than the returns of the Class I shares which is shown in the prospectus.

Dated: February 23, 2012

RIVERNORTH FUNDS

c/o ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

1-888-848-7569

Please retain this supplement with your Prospectus for future reference.